UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

100 International Drive, Baltimore, MD, 21202

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: July 31

Date of reporting period: July 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2023

MARTIN CURRIE

SMASh SERIES EM FUND

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports beginning in July 2024.

If you have previously elected to receive shareholder reports electronically, you will continue to do so and need not take any action.

Otherwise, paper copies of the Fund’s shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary (such as a broker-dealer or bank).

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

Letter from the president The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie SMASh Series EM Fund for the twelve-month reporting period ended July 31, 2023. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 31, 2023

II	Martin Currie SMASh Series EM Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of issuers with substantial economic ties to one or more emerging market countries and other investments with similar economic characteristics. The material factors that we consider when determining whether an issuer has substantial economic ties to an emerging market country include whether the issuer is included in the MSCI Emerging Markets Index (NR) (USD)i, is organized or headquartered in an emerging market country or maintains most of its assets in one or more such countries, has a primary listing for its securities on a stock exchange of an emerging market country, or derives a majority of its exposure (e.g. percentage of sales, income or other material factors) from one or more emerging market countries. Emerging market countries are predominantly found currently in regions including Asia, the Indian subcontinent, South and Central America, the Middle and Near East, Eastern and Central Europe and Africa.

The Fund will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts, securities of other investment companies, including exchange-traded funds (ETFs), and synthetic foreign equity securities, including international warrants. The Fund will primarily invest in securities directly in foreign markets, but may gain exposure to foreign markets indirectly through depositary receipts and synthetic foreign equity securities. The Fund will use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into index futures contracts, a form of derivative contract, as a substitute for buying or selling securities, to obtain market exposure, in an attempt to enhance returns and to manage cash.

Within an emerging market country, we select securities that we believe have favorable investment potential. For example, the Fund may purchase stocks of companies with prices that reflect a value lower than that which we place on the company. We may also consider factors we believe will cause the stock price to rise. In general, we will consider, among other factors, an issuer’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends and environmental, social, and governance risks and opportunities when deciding whether to buy or sell investments. The Fund may invest in companies of any size and market capitalization.

At Martin Currie, the Fund’s subadvisors, we assess environmental, social and governance (“ESG”) risks and opportunities that could impact the ability of an issuer to generate future sustainable returns. These may include such factors as: shareholder rights, accounting standards, remuneration, labor relations, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change. We assess these factors both quantitatively and qualitatively, through our direct research and engagement process. We consider sustainability risks tied to ESG factors relevant to the returns of the

Martin Currie SMASh Series EM Fund 2023 Annual Report	1

Fund overview (cont’d)

Fund. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, us will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria. In addition, the Fund seeks to avoid investing in companies that we have determined, based on our exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, production of weapons, coal-based power generation, the mining of thermal coal, the production, sale or distribution of dedicated and key components of antipersonnel mines and cluster munitions or we have assessed as ‘fail’ under the principles set forth in the UN Global Compact.

The Fund may invest in companies domiciled in any country that we believe to be appropriate to the Fund’s investment objective. Subject to the Fund’s 80% investment policy, the Fund may invest a substantial amount of assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries but will always be invested in or have exposure to no less than three different emerging market countries. The Fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The twelve-month reporting period ended July 31, 2023 was a mixed period for emerging markets but overall positive. At the start of the period, regulatory tightness in China continued alongside the zero-COVID policy stance, resulting in a sell-off during the third quarter of calendar year 2022. However, as we moved into the back end of 2022, there was a sharp recovery as China announced a move away from the zero-COVID policy and announced several measures which would relax the COVID-related restrictions. Measures were also announced to support the property sector and bolster consumer demand as the government looks to drive “high quality” growth as a core part of its 2023 economic agenda. This has bolstered investor sentiment around the Chinese market.

Having had a strong start to 2023, as it continued to move away from zero-COVID policies, China was weaker in the second quarter of 2023. Export growth slowed, and the housing market continued to disappoint. However, the Chinese authorities’ policy stance has now shifted from “prudent” to “pro-growth”. And as we moved into July, a number of stimulus measures were announced that provided some renewed confidence in the economic outlook for China.

Due to positive impacts from structural factors and policies, Brazil was strong over the period. Brazil was one of the earliest markets to take the monetary policy action to increase rates. It continues to deliver the strongest growth amongst the large economies, fuelled by strong domestic demand. Moving into 2023, the gross domestic product (“GDP”) growth for

2	Martin Currie SMASh Series EM Fund 2023 Annual Report

the first quarter of 2023 (reported during the second quarter) was ahead of expectations, and the central bank made an upward revision to its GDP growth forecast for 2023.

Going into 2023, concerns around inflation continued to affect the global economy. During March, the U.S. Federal Reserve Board (the “Fed”) increased rates. Moving into the second quarter, hopes of a move away from the cycle of U.S. rate rises diminished as the Fed signalled that continued tightening monetary policy seemed likely. At the country level, India continued to deliver positive growth during 2023. Its central bank announced a pause to its rate-hike cycle and its GDP grew over the first two quarters. Taiwan and Korea were also strong during the first half of 2023. Their high weighting to the semiconductor space meant they benefited from an improvement in sentiment driven in part by the long-term demand opportunity created by generative artificial intelligence (AI).

Q. How did we respond to these changing market conditions?

A. During the second half of 2022, the Fund outperformed its benchmark, the MSCI

Emerging Markets Index (NR) (USD). Despite ongoing style headwinds, stock specific drivers reasserted themselves and investors began to focus on fundamentals.

During the period, one of the main contributors to performance from a sector perspective was the information technology sector. This was due to a combination of stock specific factors particularly in the semiconductor space, where renewed optimism around the cycle improved in the latter half of 2023, as well as the structural increase in demand created by opportunities in generative AI. One of the main detractors to performance from a sector perspective was industrials, where stock selection of Chinese industrials was impacted by the weaker market backdrop.

In country terms, Brazil was amongst the top contributors to relative performance, due to strong performance from B3 SA – Brasil Bolsa Balcao and Odontoprev SA. China and Mexico were relative detractors over the reporting period. In Mexico, the portfolio’s relative underweight to the country led to underperformance.

During the period, we added a position in Dr Sulaiman Al Habib Medical Services (SAH). SAH is Saudi’s largest private hospital operator. It is best-in-class for global emerging market hospitals on returns, growth and good cash generation. We believe that SAH is well-placed to benefit from positive structural trends such as a regional shift in balance towards private healthcare companies (expected to go from 28% market share currently to 35% by 2030). SAH is a consistent operator with a strong pipeline of new hospitals to drive growth, and a track record of excellent capital allocation. Additionally, the portfolio received shares in Jio Financial Services (JFS). Reliance Industries had previously announced plans to demerge its financial services business, JFS, which will become a publicly listed entity. It was subsequently announced that existing shareholders of Reliance Industries would receive one share of JFS for every share they own in Reliance Industries. As a result of this, during July the portfolio received shares in JFS.

Martin Currie SMASh Series EM Fund 2023 Annual Report	3

Fund overview (cont’d)

During the period, we also chose to exit OTP Bank. The rationale for exit was driven by a combination of company-specific and external issues. The biggest factor was continued concerns over interference and policies from the Hungarian government. We believe this is raising the cost of equity for OTP and also influencing some of its strategic merger and acquisition decisions. The Russia and Ukraine conflict remains unresolved, but we expect OTP will remain in both countries, and it is unlikely its Russia business (which also has some tail risks) will be valued by the market. Finally, while a recovery in the Eastern European region is possible, given company-specific issues and the Hungarian government’s behaviour, it is possible OTP will not participate in that recovery.

Our strategy has remained geographically balanced, with a focus towards highly profitable companies with sustainable balance sheets. This quality growth bias should help us in periods of economic stress, although we remain vigilant at a company level to emerging stresses.

Although growth expectations globally remain lower, as the impact of higher interest rates is expected to weigh on consumption, regional expectations are starting to diverge. Emerging markets are forecast to outgrow advanced economies, especially in Asia, where China has already delivered a very strong start to the year. Emerging market companies are seeing green shoots in the earnings cycle. As we exited the first quarter results season, we have seen upgrades to areas such as Chinese internet companies and Indian banks. The divergence of economic cycles is likely to attract investors back to emerging markets.

Reflecting this, our portfolio positioning has remained broadly unchanged, with strong domestic exposure in both China and India. We continue to find attractive investment opportunities across a broad range of countries and industries. In the long term (our investment horizon), we remain excited by the powerful combination of technology adoption, urbanization and services sector growth that is evident in emerging markets. We expect our highly selective, stock-focused approach will prosper through accessing companies with a high return on equity that operate in structurally growing industries. We continue to have confidence in the growth drivers that we are accessing in key thematic areas. These areas include sustainable planet; cloud-based data; financial inclusion; digital disruption. We think the case for an acceleration of these trends is strong and, in many cases, already evident.

Performance review

For the twelve months ended July 31, 2023, Martin Currie SMASh Series EM Fund returned 10.51%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index (NR) (USD), returned 8.35% for the same period.

Performance Snapshot as of July 31, 2023 (unaudited)
	6 months	12 months
Martin Currie SMASh Series EM Fund	5.94%	10.51%
MSCI Emerging Markets Index (NR) (USD)	3.26%	8.35%

4	Martin Currie SMASh Series EM Fund 2023 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes and extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2022, the gross total annual fund operating expense ratio was 0.09%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024, without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. In terms of Fund holdings, Korean technology stocks, Samsung Electronics and SK Hynix, were amongst the top contributors in terms of relative performance. Both are leading players in the semiconductor memory space and benefited from expectations of a recovery in memory demand driven by generative AI. Additionally, during the period, it hosted its Investor Forum, which outlined several innovative growth avenues and underlined its dominant position in core areas and has seen sentiment improve around a more positive

Martin Currie SMASh Series EM Fund 2023 Annual Report	5

Fund overview (cont’d)

outlook for mobile and display going forward. Brazilian-based B3 is one of the world’s largest financial market infrastructure providers. It has reported several solid operating figures over the period and seen average daily trading volumes recovering in recent months. Additionally, B3 benefits from a more supportive macroeconomic backdrop in Brazil and is likely to benefit from sentiment around interest rate cuts in Brazil, which should boost trading activity.

Q. What were the leading detractors from performance?

A. Looking at stocks that were held in the Fund’s portfolio during the reporting period, the biggest drag on portfolio returns was electric vehicle battery producer Contemporary Amperex Technology. Its performance was impacted by some nervousness around its ability to sustain price increases and moves in gasoline prices in the latter half of 2022 impacted the stock. Additionally, concerns around the pace of recovery in China as we have moved through the first half of 2023 had a negative impact.

Shanghai Fosun Pharmaceutical’s operational performance has been reasonable over the past twelve months. That said, it has faced some pricing pressure in generic drugs and some of its consumable sales are returning to post COVID norms. However, despite a reasonable operational performance, share price weakness is mostly attributable to concerns over the financial health of Shanghai Fosun Pharmaceutical’s parent group, Fosun International. Fosun International reduced its stake in Shanghai Fosun Pharmaceutical during the reporting period in order to shore up its own balance sheet and investors have been wary of the possible need for additional sales being required.

Al Rajhi Bank has experienced lower growth and lower net interest margins over the past twelve months, leading to a lower valuation of the bank. The high interest rate environment has reduced demand for new loans and at the same time savers have shifted their deposits from zero interest accounts towards interest-bearing term accounts. Both these factors have contributed to a lowering of profit expectations.

6	Martin Currie SMASh Series EM Fund 2023 Annual Report

Thank you for your investment in Martin Currie SMASh Series EM Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul Desoisa, CFA

Portfolio Manager

Martin Currie Inc.

Colin Dishington, CFA

Portfolio Manager

Martin Currie Inc.

Andrew Mathewson, CFA

Portfolio Manager

Martin Currie Inc.

Divya Mathur

Portfolio Manager

Martin Currie Inc.

Alastair Reynolds

Portfolio Manager

Martin Currie Inc.

Martin Currie SMASh Series EM Fund 2023 Annual Report	7

Fund overview (cont’d)

Paul Sloane

Portfolio Manager

Martin Currie Inc.

Aimee Truesdale, CFA

Portfolio manager

Martin Currie Inc.

August 7, 2023

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may be significantly overweight to underweight certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. The Fund may invest in real estate investment trusts (“REITs”), which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs. Derivatives, such as futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds it invests in. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

8	Martin Currie SMASh Series EM Fund 2023 Annual Report

Portfolio holdings and breakdowns are as of July 31, 2023 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2023 were: information technology (36.0%), materials (16.8%), financials (14.4%), consumer discretionary (9.4%) and industrials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI Emerging Markets Index (NR) (USD) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

Martin Currie SMASh Series EM Fund 2023 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2023 and July 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

10	Martin Currie SMASh Series EM Fund 2023 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2023 and held for the six months ended July 31, 2023.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.94%	$1,000.00	$1,059.40	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

Martin Currie SMASh Series EM Fund 2023 Annual Report	11

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2023.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

12	Martin Currie SMASh Series EM Fund 2023 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 7/31/23	10.51%
Inception date of 1/10/18 through 7/31/23	1.92

Cumulative total returns[1]
Inception date of 1/10/18 through 7/31/23	11.16%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Martin Currie SMASh Series EM Fund 2023 Annual Report	13

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Martin Currie SMASh Series EM Fund vs. MSCI Emerging Markets Index† — January 10, 2018 - July 31, 2023

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

†

Hypothetical illustration of $10,000 invested in shares of Martin Currie SMASh Series EM Fund on January 10, 2018 (inception date) assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2023. The hypothetical illustration also assumes a $10,000 investment in the MSCI Emerging Markets Index. The MSCI Emerging Markets Index (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

14	Martin Currie SMASh Series EM Fund 2023 Annual Report

Schedule of investments

July 31, 2023

Martin Currie SMASh Series EM Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 98.7%
Communication Services — 2.1%
Interactive Media & Services — 2.1%
NAVER Corp.	146,256	$26,058,047	(a)
Consumer Discretionary — 9.4%
Automobiles — 3.3%
Maruti Suzuki India Ltd.	351,748	42,034,935	(a)
Textiles, Apparel & Luxury Goods — 6.1%
Titan Co. Ltd.	2,127,992	77,765,829	(a)
Total Consumer Discretionary		119,800,764
Consumer Staples — 1.7%
Consumer Staples Distribution & Retail — 1.1%
Robinsons Retail Holdings Inc.	13,807,990	13,713,716
Personal Care Products — 0.6%
LG H&H Co. Ltd.	22,774	7,641,197	(a)
Total Consumer Staples		21,354,913
Energy — 6.0%
Oil, Gas & Consumable Fuels — 6.0%
Reliance Industries Ltd.	2,465,019	76,521,540	(a)
Financials — 14.4%
Banks — 9.6%
Al Rajhi Bank	2,454,473	48,788,952	(a)
Kotak Mahindra Bank Ltd.	2,088,216	47,191,846	(a)
Ping An Bank Co. Ltd., Class A Shares	15,065,061	26,019,655	(a)
Total Banks		122,000,453
Capital Markets — 4.8%
B3 SA - Brasil Bolsa Balcao	16,774,000	52,924,786
Jio Financial Services Ltd.	2,497,261	7,950,367	*(a)(b)
Total Capital Markets		60,875,153
Total Financials		182,875,606
Health Care — 5.1%
Health Care Providers & Services — 3.3%
Dr Sulaiman Al Habib Medical Services Group Co.	198,680	15,305,697	(a)
Odontoprev SA	10,026,120	25,909,423
Total Health Care Providers & Services		41,215,120
Pharmaceuticals — 1.8%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	8,862,000	23,386,867	(a)
Total Health Care		64,601,987

See Notes to Financial Statements.

Martin Currie SMASh Series EM Fund 2023 Annual Report	15

Schedule of investments (cont’d)

July 31, 2023

Martin Currie SMASh Series EM Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Industrials — 7.2%
Electrical Equipment — 4.4%
Contemporary Amperex Technology Co. Ltd., Class A Shares	1,364,268	$45,486,038	(a)
LG Energy Solution Ltd.	22,557	9,910,002	*(a)
Total Electrical Equipment		55,396,040
Machinery — 2.8%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	2,670,546	26,567,835	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	1,957,950	9,094,674	(a)
Total Machinery		35,662,509
Total Industrials		91,058,549
Information Technology — 36.0%
Electronic Equipment, Instruments & Components — 7.1%
Delta Electronics Inc.	4,429,000	51,702,884	(a)
Samsung SDI Co. Ltd.	73,138	38,178,386	(a)
Total Electronic Equipment, Instruments & Components		89,881,270
Semiconductors & Semiconductor Equipment — 9.2%
Globalwafers Co. Ltd.	2,607,000	42,724,184	(a)
SK Hynix Inc.	771,781	74,743,165	(a)
Total Semiconductors & Semiconductor Equipment		117,467,349
Technology Hardware, Storage & Peripherals — 19.7%
Samsung Electronics Co. Ltd.	2,715,040	148,655,679	(a)
Samsung Electronics Co. Ltd., Registered Shares, GDR	74,248	101,151,529	(a)
Total Technology Hardware, Storage & Peripherals		249,807,208
Total Information Technology		457,155,827
Materials — 16.8%
Chemicals — 9.2%
Asian Paints Ltd.	966,167	39,688,216	(a)
LG Chem Ltd.	106,800	54,329,812	(a)
Orbia Advance Corp. SAB de CV	10,032,800	22,785,750
Total Chemicals		116,803,778
Construction Materials — 2.6%
UltraTech Cement Ltd.	329,305	33,329,532	(a)
Metals & Mining — 5.0%
Antofagasta PLC	2,906,293	62,513,739	(a)
Total Materials		212,647,049
Total Investments — 98.7% (Cost — $1,210,963,303)		1,252,074,282
Other Assets in Excess of Liabilities — 1.3%		16,282,163
Total Net Assets — 100.0%		$1,268,356,445

See Notes to Financial Statements.

16	Martin Currie SMASh Series EM Fund 2023 Annual Report

Martin Currie SMASh Series EM Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

Abbreviation(s) used in this schedule:

GDR — Global Depositary Receipts

Summary of Investments by Country** (unaudited)
South Korea	36.8%
India	25.9
China	10.4
Taiwan	7.6
Brazil	6.3
Saudi Arabia	5.1
Chile	5.0
Mexico	1.8
Philippines	1.1
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of July 31, 2023 and are subject to change.

See Notes to Financial Statements.

Martin Currie SMASh Series EM Fund 2023 Annual Report	17

Statement of assets and liabilities

July 31, 2023

Assets:
Investments, at value (Cost — $1,210,963,303)	$1,252,074,282
Foreign currency, at value (Cost — $297)	298
Cash	4,075,447
Receivable for securities sold	14,655,294
Receivable for Fund shares sold	2,762,086
Dividends receivable	2,336,726
Prepaid expenses	1,739
Total Assets	1,275,905,872

Liabilities:
Accrued foreign capital gains tax	6,604,267
Payable for Fund shares repurchased	751,904
Payable to investment manager (Note 2)	109,557
Trustees’ fees payable	4,556
Accrued expenses	79,143
Total Liabilities	7,549,427
Total Net Assets	$1,268,356,445

Net Assets:
Par value (Note 5)	$1,225
Paid-in capital in excess of par value	1,400,549,935
Total distributable earnings (loss)	(132,194,715)
Total Net Assets	$1,268,356,445

Shares Outstanding	122,532,020

Net Asset Value	$10.35

See Notes to Financial Statements.

18	Martin Currie SMASh Series EM Fund 2023 Annual Report

Statement of operations

For the Year Ended July 31, 2023

Investment Income:
Dividends	$18,843,639
Less: Foreign taxes withheld	(2,675,377)
Total Investment Income	16,168,262

Expenses:
Custody fees	624,434
Registration fees	119,829
Fund accounting fees	99,444
Trustees’ fees	80,511
Legal fees	62,442
Audit and tax fees	29,500
Shareholder reports	10,563
Commitment fees (Note 6)	9,534
Transfer agent fees	7,853
Interest expense	7,420
Insurance	534
Miscellaneous expenses	53,708
Total Expenses	1,105,772
Less: Fee waivers and/or expense reimbursements (Note 2)	(724,572)
Fees paid indirectly (Note 1)	(381,200)
Net Expenses	—
Net Investment Income	16,168,262

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(52,307,750)	†
Foreign currency transactions	(649,865)
Net Realized Loss	(52,957,615)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	159,145,448	‡
Foreign currencies	(69,688)
Change in Net Unrealized Appreciation (Depreciation)	159,075,760
Net Gain on Investments and Foreign Currency Transactions	106,118,145
Increase in Net Assets From Operations	$122,286,407

†	Net of foreign capital gains tax of $1,319,189.

‡	Net of change in accrued foreign capital gains tax of $3,107,308.

See Notes to Financial Statements.

Martin Currie SMASh Series EM Fund 2023 Annual Report	19

Statements of changes in net assets

For the Years Ended July 31,	2023	2022

Operations:
Net investment income	$16,168,262	$16,785,895
Net realized loss	(52,957,615)	(118,362,521)
Change in net unrealized appreciation (depreciation)	159,075,760	(276,531,782)
Increase (Decrease) in Net Assets From Operations	122,286,407	(378,108,408)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(11,545,436)	(36,358,875)
Decrease in Net Assets From Distributions to Shareholders	(11,545,436)	(36,358,875)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	433,649,493	973,730,187
Cost of shares repurchased	(375,577,114)	(467,079,396)
Increase in Net Assets From Fund Share Transactions	58,072,379	506,650,791
Increase in Net Assets	168,813,350	92,183,508

Net Assets:
Beginning of year	1,099,543,095	1,007,359,587
End of year	$1,268,356,445	$1,099,543,095

See Notes to Financial Statements.

20	Martin Currie SMASh Series EM Fund 2023 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
	2023[1]	2022[1]	2021[1]	2020[1]	2019[1]

Net asset value, beginning of year	$9.47	$13.23	$9.03	$8.14	$9.25

Income (loss) from operations:
Net investment income	0.14	0.16	0.18	0.16	0.27
Net realized and unrealized gain (loss)	0.84	(3.54)	4.08	0.81	(1.26)
Total income (loss) from operations	0.98	(3.38)	4.26	0.97	(0.99)

Less distributions from:
Net investment income	(0.05)	(0.11)	(0.06)	(0.08)	(0.12)
Net realized gains	(0.05)	(0.27)	—	—	—
Total distributions	(0.10)	(0.38)	(0.06)	(0.08)	(0.12)

Net asset value, end of year	$10.35	$9.47	$13.23	$9.03	$8.14
Total return[2]	10.51%	(26.21)%	47.25%	11.92%	(10.58)%

Net assets, end of year (000s)	$1,268,356	$1,099,543	$1,007,360	$184,520	$22,551

Ratios to average net assets:
Gross expenses[3]	0.10%[4]	0.09%	0.09%	0.35%	3.68%
Net expenses[5,6]	0.00 [4]	0.00	0.00	0.00	0.01
Net investment income	1.45 [4]	1.43	1.48	2.03	3.33

Portfolio turnover rate	12%	27%	33%	27%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]

Ratio includes the impact of fees paid indirectly. In the absence of these fees, the gross and net expense ratios and the net investment income ratio would have been 0.06%, 0.00% and 1.45%, respectively.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. Prior to March 7, 2019, the expense reimbursement arrangement did not cover custody holdings charges.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Martin Currie SMASh Series EM Fund 2023 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie SMASh Series EM Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadvisers do not charge investment management fees to the Fund.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has

22	Martin Currie SMASh Series EM Fund 2023 Annual Report

recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Martin Currie SMASh Series EM Fund 2023 Annual Report	23

Notes to financial statements (cont’d)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Consumer Staples	$13,713,716	$7,641,197	—	$21,354,913
Financials	52,924,786	122,000,453	$7,950,367	182,875,606
Health Care	25,909,423	38,692,564	—	64,601,987
Materials	22,785,750	189,861,299	—	212,647,049
Other Common Stocks	—	770,594,727	—	770,594,727
Total Investments	$115,333,675	$1,128,790,240	$7,950,367	$1,252,074,282

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

24	Martin Currie SMASh Series EM Fund 2023 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to

Martin Currie SMASh Series EM Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of July 31, 2023, there were $6,604,267 of capital gains tax liabilities accrued on unrealized gains.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA and the subadviser do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadviser will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund.

26	Martin Currie SMASh Series EM Fund 2023 Annual Report

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent.

During the year ended July 31, 2023, fees waived and/or expenses reimbursed amounted to $724,572.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$195,231,116
Sales	134,879,633

At July 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,289,456,103	$135,393,251	$(172,775,072)	$(37,381,821)

4. Derivative instruments and hedging activities

During the year ended July 31, 2023, the Fund did not invest in derivative instruments.

5. Shares of beneficial interest

At July 31, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Martin Currie SMASh Series EM Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

Transactions in shares of the Fund were as follows:

	Year Ended July 31, 2023	Year Ended July 31, 2022
Shares sold	46,462,743	83,538,416
Shares repurchased	(40,085,114)	(43,518,548)
Net increase	6,377,629	40,019,868

6. Redemption facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, is a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended July 31, 2023.

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2023	2022
Distributions paid from:
Ordinary income	$11,545,436	$35,824,435
Net long-term capital gains	—	534,440
Total distributions paid	$11,545,436	$36,358,875

As of July 31, 2023, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$9,464,156
Deferred capital losses*	(97,688,838)
Unrealized appreciation (depreciation)(a)	(43,970,033)
Total distributable earnings (loss) — net	$(132,194,715)

28	Martin Currie SMASh Series EM Fund 2023 Annual Report

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

8. Recent accounting pronouncement

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

Martin Currie SMASh Series EM Fund 2023 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Martin Currie SMASh Series EM Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie SMASh Series EM Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the five years in the period ended July 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

September 22, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

30	Martin Currie SMASh Series EM Fund 2023 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 3-4, 2023, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Martin Currie SMASh Series EM Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Martin Currie Inc. (“Martin Currie”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Martin Currie, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2023 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

Martin Currie SMASh Series EM Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs, derivatives risk management programs, cybersecurity programs and valuation-related policies, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational,

32	Martin Currie SMASh Series EM Fund

reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. In considering the Fund’s performance, the Board took into account that the Fund is not intended as a complete investment program and is offered only to participants in separately managed account programs who pay costs and expenses, including fees for advice and portfolio execution, at the level of such programs rather than at the Fund level. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of funds (including the Fund) classified as emerging markets funds by Lipper, showed, among other data, that the performance of the Fund shares for the one-year period ended December 31, 2022 was below the median performance of the funds in the Performance Universe and was above the median performance of the funds in the Performance Universe for the three-year period and the period since the Fund’s inception

Martin Currie SMASh Series EM Fund	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

(January 10, 2018) through December 31, 2022, and the Fund’s shares were ranked in the first quintile of the funds in the Performance Universe for the three-year and since inception periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. The Board considered that this arrangement is expected to continue until and expire on December 31, 2024. The Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had previously been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board considered that the Fund pays no management fee to the Manager and that the

34	Martin Currie SMASh Series EM Fund

Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, and extraordinary expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

Martin Currie SMASh Series EM Fund	35

Statement regarding liquidity risk management program (unaudited)

Each of the Franklin Templeton and Legg Mason Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

36	Martin Currie SMASh Series EM Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees held in May 2023, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2022. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

Martin Currie SMASh Series EM Fund	37

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie SMASh Series EM Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 280 Park Avenue, 8th Floor, New York, New York 10017.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

38	Martin Currie SMASh Series EM Fund

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly,Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly,President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor,Phillips (auction house) (since 2015); formerly, Fellow,Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Martin Currie SMASh Series EM Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly,Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly,Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly,President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member,Hill House, Inc. (residential home care) (since 1999); formerly,Board Member,Bridges School (pre-school) (2006 to 2017); Managing Director,Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 56 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly,Director of TICC Capital Corp. (2003 to 2017)

40	Martin Currie SMASh Series EM Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	56
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer
Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 125 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	125
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Martin Currie SMASh Series EM Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

42	Martin Currie SMASh Series EM Fund

Additional Officers (cont’d)
Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.
Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Martin Currie SMASh Series EM Fund	43

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended July 31, 2023:

	Pursuant to:		Amount Reported
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$13,140,866

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the fund during the fiscal year ended July 31, 2023:

Foreign Taxes Paid			$3,994,566
Foreign Source Income Earned			$18,848,447

44	Martin Currie SMASh Series EM Fund

Martin Currie

SMASh Series EM Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor

Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Martin Currie SMASh Series EM Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie SMASh Series EM Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LM-FUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Martin Currie SMASh Series EM Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

MCXX466309 09/23 SR23-4727

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2022 and July 31, 2023 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,500 in July 31, 2022 and $25,500 in July 31, 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2022 and $0 in July 31, 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,000 in July 31, 2022 and $10,000 in July 31, 2023. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in July 31, 2022 and $0 in July 31, 2023, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $446,226 in July 31, 2022 and $529,821 in July 31, 2023.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 26, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	September 26, 2023